                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported) January 24, 2001
                                                         ----------------




                                 MED/WASTE, INC.
             (Exact name of registrant as specified in its charter)



              Delaware                   0-22294                65-0297759
----------------------------       ---------------------     ------------------
(State or other jurisdiction       (Commission File No.)      (IRS Employer
    of incorporation)                                        Identification No.)



             6175 NW 153rd Street, Suite 324, Miami Lakes, FL 33014
             ------------------------------------------------------
              (Address of principal executive office and Zip Code)

       Registrant's telephone number, including area code: (305) 819-8877
                                                           --------------



                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)


                               Page 1 of 3 Pages

Item 4. Changes in Registrant's Certifying Accountant.

         (a)(1) On January 24, 2001, Med/Waste, Inc. (the "Company") dismissed Kane, Hoffman and Danner, P.A. ("Kane") as its independent certified public accountant.

                  (i) On November 17, 2000, the Company announced the engagement of Kane, Hoffman & Danner, P.A. as its independent certified public accountants to audit the Company's Consolidated Financial Statements for the year ended December 31, 2000. This engagement was not consummated with a customary engagement agreement accordingly the Audit Committee in a meeting on January 17, 2001 authorized management to terminate the relationship with Kane, subject to engaging new auditors. The termination was effected January 24, 2001. The decision not to engage Kane was not due to any accounting or auditing disagreement, as no significant work relating to the December 31, 2000 financial statements had commenced. Kane has not issued an opinion on any of the Company's financial statements for any period.

                  (ii) The decision to change accountants was recommended and approved by the Company's Audit Committee of the Board of Directors subject to an engagement letter being agreed upon by management and the new auditors. This was accomplished on January 24, 2000.

                  (iii) There were no disagreements with Kane on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         (a)(2) On January 24, 2001, the Company engaged Rachlin Cohen & Holtz, LLP ("RCH") as its independent certified public accountants to audit the Company's Consolidated Financial Statements for the year ended December 31, 2000. Prior to their engagement there has been no discussions or consultation with RCH regarding the application of any accounting principles to a specified transaction or the type of audit opinion that might be rendered by RCH.

         (a)(3) The Company has provided Kane with a copy of the disclosures contained in this Form 8-K concurrent with the date of filing the Form 8-K with the Securities and Exchange Commission ("SEC"). The Company has requested Kane to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. The Company shall file the letter as an exhibit to an amendment to this Form 8-K as soon as it receives such letter, but in no event no later than two (2) business days of receipt of same.

Item 7. Financial Statements and Exhibits:

        Exhibits:

        None

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MED/WASTE, INC., a Delaware corporation



Date: January 25, 2001                By: /s/ George Mas
      ----------------                    --------------------------------------
                                                       GEORGE MAS,
                                          Vice President/Chief Financial Officer







                                      -3-